Exhibit 10.4
Sequent Energy Management
An AGL Resources Company

1200 Smith Street, Suite 900
Houston, TX 77002
832-397-1700
www.sequentenergy.com

May 13, 2016

Roanoke Gas Company
519 Kimball Ave., N.E.
Roanoke, VA 24016
Attn: Michael Gagnet

RE:    Notice of Renewal of Natural Gas Asset Management Agreement

Ladies and Gentlemen:

Reference is made to that certain Natural Gas Asset Management Agreement (the "Agreement"), dated November 1, 2013, by and between Roanoke Gas Company ("Counterparty") and Sequent Energy Management, L.P. ("Manager"), pursuant to which Manager provides natural gas supply and asset management services to Counterparty for a Term that is currently set to expire March 31, 2017. Capitalized terms used herein and not defined shall have the meanings set forth in the Agreement.

Pursuant to Section 9.01 of the Agreement, the Agreement may be renewed for twelve (12) months at the end of the Term, when both Parties notify the other in writing at least ninety (90) days before the end of the Term of its intent to renew. The purpose of this letter agreement (this “Letter Agreement”) is to provide such written notice by each party to the other of its intent and agreement to renew the Agreement for an additional twelve (12) months at the end of the current Term. Based on such agreement the Term of the Agreement is hereby extended through March 31, 2018.

The parties hereby acknowledge and agree that all other terms, provisions, covenants and conditions of the Agreement shall remain in full force and effect. This Letter Agreement may be executed in one or more counterparts. Please have this Letter Agreement executed on behalf of Counterparty in the space provided below to indicate Counterparty’s agreement with the foregoing and return one fully executed copy of this Letter Agreement to the undersigned.

Sincerely,

Sequent Energy Management, L.P.

By: /s/ James J. Goerig
Name: James J. Goerig
Title: Vice President, Risk Control

ACCEPTED AND AGREED:

Roanoke Gas Company

By: /s/ John S. D'Orazio
Name: John S. D'Orazio
Title: President and CEO